                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 3, 2003



                         MSC INDUSTRIAL DIRECT CO., INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


                   New York                                       1-14130                                   11-3289165
                   --------                                       -------                                   ----------
(State or other jurisdiction of incorporation)             (Commission File No.)                 (IRS Employer Identification No.)

                75 Maxess Road                                                                                11747
                                                                                                              -----
                  Melville, NY

   (Address of Principal Executive Offices)                                                                 (Zip Code)


                           Registrant's telephone number, including area code: (516) 812-2000
                                                                               --------------

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


Exhibits: 99.1 MSC Industrial Direct Co., Inc. Press Release, dated April 3,
2003.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On April 3, 2003, the Registrant issued a press release announcing results of operations for the quarterly period ended March 1, 2003. The entire text of the press release is attached as Exhibit 99.1.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       MSC INDUSTRIAL DIRECT CO., INC.


                                       By:    /s/ Charles Boehlke
                                            ----------------------------------
                                            Name:    Charles Boehlke
                                            Title:   Executive Vice President
                                                     and Chief Financial Officer


Date:    April 3, 2003